UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
December 5, 2008 (December 4, 2008)

MOBILE MINI, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12804	86-0748362

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7420 South Kyrene Road, Suite 101, Tempe, Arizona	85283

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 894-6311

Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On December 4, 2008, Mobile Mini, Inc. (the “Company”) announced a restructuring of its manufacturing operations. A copy of the press release is attached as an Exhibit to this report, and is incorporated herein.
     As announced in the press release, the Company is restructuring its manufacturing operations by reducing overhead and laying off approximately 135 employees or 90% of the workforce at its Maricopa, Arizona manufacturing facility.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press Release of Mobile Mini, Inc. dated December 4, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MOBILE MINI, INC.
By:	/s/ MARK FUNK
Mark Funk
Executive Vice President and Chief Financial Officer

Dated: December 5, 2008

EXHIBIT INDEX
99.1	Press Release of Mobile Mini, Inc. dated December 4, 2008.

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